SEMI-ANNUAL REPORT




                                        MARCH 31, 2002

                                        DAVIS INTERNATIONAL
                                        TOTAL RETURN FUND










DAVIS FUNDS
OVER 30 YEARS OF RELIABLE INVESTING

                                TABLE OF CONTENTS

Shareholder Letter.............................................................2

Schedule of Investments........................................................6

Statement of Assets and Liabilities............................................9

Statement of Operations.......................................................11

Statement of Changes in Net Assets............................................12

Notes to Financial Statements.................................................13

Financial Highlights..........................................................19

Directors and Officers........................................................23

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

Dear Shareholder:

Although the Davis International Total Return Fund has performed poorly relative to its benchmark over a longer period of time, the Fund's results for the latest one-year period show an improvement in relative if not absolute performance.

Between March 1, 2000, when the current portfolio management team took over management of the Fund, and March 31, 2002, the Fund's Class A shares provided an average annual total return on net asset value of (23.11%).1 Over the same time frame, the benchmark Morgan Stanley Capital International EAFE (Europe, Australasia and Far East) Index returned (15.23%).2 During this period, growth-oriented investment strategies struggled relative to value-oriented investment strategies. Factors that contributed to the outperformance of growth stocks in the late part of the 1990's, such as easy access to capital and high levels of spending on new technology, began to diminish in 2000 and resulted in the bursting of the technology bubble and the subsequent sharp decline in growth stocks. The difficulties experienced by growth stocks since March 2000 can be illustrated by the disparity in performance between the MSCI EAFE Growth Index and the MSCI EAFE Value Index: Over this two-year period, the Growth Index, which reflects the Fund's investment style, dropped 25.3% while the Value Index dropped 9.3%.

For the latest one-year period ended March 31, 2002, the Fund declined 6.28%, a relatively better return than the 8.22% decline posted by the EAFE Index. In the latest six-month period ended March 31, 2002, the Fund rose 12.24%, again outpacing the EAFE Index, which gained 7.59%. Overall, the past year continued to be a difficult one for international equity markets, exacerbated by the first synchronized global economic slowdown in a decade, the tragic events of September 11th and the worst bankruptcy on record (Enron). In the months following September 11th however, many stocks recovered from their lows and the Fund benefited from overweight positions in rebounding sectors. Particularly strong results were recorded in traditional growth sectors such as technology and consumer discretionary stocks, where the Fund maintained an overweight position during most of the period. Further contributing to the Fund's outperformance were the solid relative returns the Fund achieved in the financial and health care sectors. From a country perspective, the Fund enjoyed especially good relative returns from its holdings in Japan, the United Kingdom and Continental Europe. For instance, in Japan, the MSCI Japan Index declined approximately 4.4% in U.S. dollar terms over the latest six-month period while the Fund's holdings in Japan gained approximately 3.9%.

INVESTMENT OVERVIEW

Following the strength in equity markets during the fourth quarter of 2001, the outlook for the world's biggest economies seems to have changed. The substantial amount of monetary and fiscal stimulus that occurred last year appears to be taking effect, providing a backdrop for the economic recovery. Industrial production and business confidence indicators are improving both in the United States and Europe, inventory levels have reached their bottom and are beginning to turn upward, and there are signs of improving exports from Asia. Expectations now are for global gross domestic product (GDP) growth to be near 2.0%, with possibly even higher growth in the United States, as recent economic indicators have signaled that the recession was short-lived.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

While we anticipate an improving economic environment going forward, several factors may limit the extent of the recovery in corporate profits. Capacity in many sectors remains more than sufficient, consumption is not pent-up, especially in the housing sector, and companies continue to lack pricing power. On a global basis, we expect corporate profits growth to be near 10% and possibly higher in the United States, while remaining under pressure in Japan. Additionally, the recent rise in oil prices due to elevated unrest in the Middle East region is beginning to raise doubts about whether the economic recovery is really sustainable.

REGIONAL STRATEGIES

The Fund's heaviest concentration is within Europe. Business confidence in Germany is at its highest level since August 2001 and industrial production levels have risen as well. Economic signals across Europe are mimicking those in the United States, as is the movement in equity markets. Inflation and interest rates are expected to remain low, lending additional support for positive equity markets. Earnings expectations have improved, although expectations regarding stocks within the technology, media and telecommunications sectors "TMT" still remain low. In terms of specific stocks, the Fund has seen strong performance recently from holdings in Saipem3, an Italian-based oil services company; BMW, the German auto manufacturer; and Schering, a German-based health care company. The Fund remains underweight in the telecommunications services sector relative to the MSCI EAFE Index as overcapacity, high debt levels and low subscriber growth continue to impact this sector's earnings potential.

Turning to Japan, we believe that an economic recovery will remain elusive, despite the strong performance of the Japanese equity markets in the first quarter of 2002, which was driven largely by changes in regulations regarding short selling and government support of the markets leading up to their March 31st fiscal year end. We remain concerned that the deteriorating political support for Prime Minister Koizumi's administration will impede the enactment of his anticipated financial reforms and that the equity markets will struggle to rise now that government support has ceased. The Fund's Japanese equity exposure remains underweight relative to the MSCI EAFE Index and is partially hedged to offset the negative impact of the expected further deterioration in the value of the yen relative to the U.S. dollar. We remain focused primarily on Japanese companies that derive a substantial portion of their revenues from outside Japan--that is, exporters. Our holdings here include Canon and Pioneer, two companies involved in corporate and consumer electronics and technology that are highly dependent on non-Japanese sources of revenues.

In Asia, export activity has risen on the heels of the improved economic outlook across the developed markets. During the first quarter of 2002, the region's equity markets posted the best performance of any around the globe. We favor semiconductor stocks from Taiwan that should benefit from the global economic recovery, increased capital expenditures and higher chip prices, as well as property stocks in Hong Kong that should do well as the deflationary environment there subsides.

We have increased the Fund's investments in Latin America and certain other emerging markets that we expect to benefit from the recovery in the developed markets and that offer attractive fundamentals. Holdings in Latin America include America Movil, a Mexican telecommunications company. Unlike the telecommunications sector in Europe, Mexican telecom companies are benefiting from a more favorable regulatory environment and are enjoying good subscriber growth. Within other emerging markets, the Fund has added exposure to South Africa through our investment in South African Breweries, which markets beer in the high growth areas of Africa, Eastern Europe and Central America.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

LONG-TERM OUTLOOK

To recap, we expect a stronger global economy that has started to recover sooner than we originally anticipated, which should result in a positive performance for international equity markets overall. We project global GDP growth of around 2.0% in 2002, and we continue to believe that inflation will remain benign. Looking ahead to the second and third quarters of 2002, corporate profits recovery and strong economic data will be pivotal for the markets to build momentum. We are increasing exposure to emerging markets, and we remain underweight in Japan. Further, we anticipate increasing our cyclical exposure by reducing the Fund's positions in the consumer staples and health care sectors and adding to holdings in the consumer discretionary, industrials and information technology sectors.

In our view, international diversification remains a valuable investment strategy over the long term as it allows investors to capture unique opportunities outside the United States that offer the potential for superior earnings growth that may not otherwise be available within a purely domestic investment portfolio.(4)

Sincerely,

/s/ Sheila Hartnett-Devlin

Sheila Hartnett-Devlin
Portfolio Manager

May 7, 2002

-----------------------------------------------------------

This Semi-Annual Report is authorized for distribution only when accompanied or preceded by a current prospectus of Davis International Total Return Fund, which contains more information about risks, charges and expenses. Please read the prospectus carefully before investing or sending money.

(1) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. Below are the average annual total returns for Davis International Total Return Fund's Class A shares for the periods ended March 31, 2002. Returns for other classes of shares will vary from the following figures:

(WITHOUT a 4.75% sales charge taken into consideration)
------------------------------------------------------------------------------------------------
FUND NAME                               1 YEAR        5 YEAR          INCEPTION
------------------------------------------------------------------------------------------------
Davis International Total Return A      (6.28)%       (6.20)%         (1.53)% - 02/01/95
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
(WITH a 4.75% sales charge taken into consideration)
------------------------------------------------------------------------------------------------
FUND NAME                               1 YEAR        5 YEAR          INCEPTION
------------------------------------------------------------------------------------------------
Davis International Total Return A      (10.68)%      (7.10)%         (2.20)% - 02/01/95
------------------------------------------------------------------------------------------------

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

================================================================================

Fund performance changes over time and current performance may be higher or lower than stated. For more current information please call Davis Funds Shareholder Services at 1-800-279-0279.

(2) The Morgan Stanley Capital International EAFE Index is a recognized international index that includes approximately 1,000 companies representing the stock markets of 18 countries in Europe, Australia, New Zealand and the Far East. The average company has a market capitalization of more than $3 billion. This is a total return index calculated in U.S. dollars, with gross dividends reinvested. It would be difficult to invest directly in the index.

(3) See the Fund's Schedule of Investments for a detailed list of portfolio holdings. Portfolio holdings will change over time.

(4) Sheila Hartnett-Devlin makes candid statements and observations regarding economic and market conditions; however, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the Fund's investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

Shares of the Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including possible loss of the principal amount invested.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
Schedule of Investments
At March 31, 2002 (Unaudited)

==============================================================================================================
                                                                                                     VALUE
     SHARES                                                                                         (NOTE 1)
     ------                                                                                         --------
COMMON STOCKS - (95.98%)

                  CANADA - (2.10%)
         9,400    Celestica Inc.*............................................................  $       340,844
                                                                                               ---------------
                  DENMARK - (6.47%)
        23,800    Danske Bank A/S............................................................          370,851
         4,000    ISS A/S*...................................................................          202,683
        12,000    Novo Nordisk A/S, Class B..................................................          477,301
                                                                                               ---------------
                                                                                                     1,050,835
                                                                                               ---------------
                  FINLAND - (1.69%)
        13,000    Nokia Oyj..................................................................          274,215
                                                                                               ---------------
                  FRANCE - (3.46%)
         5,100    L'Oreal SA.................................................................          376,274
         2,900    Sanofi-Synthelabo SA.......................................................          185,810
                                                                                               ---------------
                                                                                                       562,084
                                                                                               ---------------
                  GERMANY - (9.34%)
        14,500    Bayerische Motoren Werke AG................................................          575,986
         4,500    MLP AG.....................................................................          308,971
        10,800    Schering AG................................................................          630,870
                                                                                               ---------------
                                                                                                     1,515,827
                                                                                               ---------------
                  HONG KONG - (4.97%)
        25,000    Cheung Kong Holdings Ltd. .................................................          223,565
        54,000    China Mobile (Hong Kong) Ltd.* ............................................          166,505
        20,000    Hongkong Electric Holdings Ltd. ...........................................           75,643
        45,000    Sun Hung Kai Properties Ltd. ..............................................          341,838
                                                                                               ---------------
                                                                                                       807,551
                                                                                               ---------------
                  IRELAND - (2.69%)
        36,000    Allied Irish Banks PLC.....................................................          436,564
                                                                                               ---------------
                  ITALY - (9.01%)
        44,100    Arnoldo Mondadori Editore  SpA.............................................          329,397
        28,300    ENI SpA....................................................................          413,894
        39,000    Mediolanum SpA.............................................................          351,058
        60,000    Saipem SpA.................................................................          368,243
                                                                                               ---------------
                                                                                                     1,462,592
                                                                                               ---------------
                  JAPAN - (12.70%)
         5,000    Canon Inc. ................................................................          185,471
         3,000    Fanuc Ltd. ................................................................          164,662
        12,000    Kao Corp. .................................................................          223,470
        30,000    Nomura Holdings, Inc. .....................................................          388,811
        21,000    Pioneer Corp. .............................................................          403,740
         8,000    Shin-Etsu Chemical Co., Ltd. ..............................................          338,372
         2,000    SMC Corp. .................................................................          235,986

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
Schedule of Investments - Continued
At March 31, 2002 (Unaudited)

==============================================================================================================
                                                                                                     VALUE
     SHARES                                                                                         (NOTE 1)
     ------                                                                                         --------
COMMON STOCKS - CONTINUED

                  JAPAN - CONTINUED
         8,000    Yamato Transport Co., Ltd. ................................................  $       120,933
                                                                                               ---------------
                                                                                                     2,061,445
                                                                                               ---------------
                  MEXICO - (0.37%)
         3,000    America Movil SA de CV, ADR Series L.......................................           59,580
                                                                                               ---------------
                  NETHERLANDS - (5.30%)
         2,700    ASML Holding NV*...........................................................           67,929
        16,000    ING Groep NV...............................................................          434,579
         6,600    Royal Dutch Petroleum Co., NY Shares.......................................          358,512
                                                                                               ---------------
                                                                                                       861,020
                                                                                               ---------------
                  RUSSIA - (0.85%)
         1,100    Yukos, ADR.................................................................          138,600
                                                                                               ---------------
                  SWITZERLAND - (7.89%)
        10,000    Novartis AG................................................................          392,698
           320    Serono SA, Class B.........................................................          281,152
        10,400    STMicroelectronics NV......................................................          347,210
         5,300    UBS AG.....................................................................          260,517
                                                                                               ---------------
                                                                                                     1,281,577
                                                                                               ---------------
                  TAIWAN - (1.98%)
        30,175    United Microelectronics Corp., ADR*........................................          321,364
                                                                                               ---------------
                  UNITED KINGDOM - (27.16%)
        22,000    Amvescap PLC...............................................................          303,568
        47,000    BP PLC.....................................................................          418,300
        16,900    Celltech Group PLC*........................................................          154,381
        68,000    Compass Group PLC..........................................................          455,111
        32,500    Diageo PLC.................................................................          424,851
        50,000    Exel PLC...................................................................          618,016
         9,500    Lloyds TSB Group PLC.......................................................           97,537
        22,000    Reckitt Benckiser PLC......................................................          361,525
        26,000    Reed International PLC.....................................................          252,134
        18,000    Royal Bank of Scotland Group PLC...........................................          463,427
        24,200    South African Breweries PLC................................................          169,030
       126,500    Tesco PLC..................................................................          434,128
        43,900    Vodafone Group PLC.........................................................           81,111
        58,000    William Morrison Supermarkets PLC..........................................          175,921
                                                                                               ---------------
                                                                                                     4,409,040
                                                                                               ---------------
                        TOTAL COMMON STOCKS - (identified cost $17,005,991).................        15,583,138
                                                                                               ---------------

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
Schedule of Investments - Continued
At March 31, 2002 (Unaudited)

==============================================================================================================
                                                                                                     VALUE

    PRINCIPAL                                                                                       (NOTE 1)
    ---------                                                                                        ------
SHORT TERM - (2.98%)

$      484,000    Nomura Securities International, Inc. Repurchase Agreement, 1.92%,
                     04/01/02, dated 03/28/02, repurchase value of $484,103
                     (collateralized by: U.S. Government obligations in a pooled cash account,
                     total market value $493,680)  - (identified cost $484,000)..............  $       484,000
                                                                                               ---------------




                            TOTAL INVESTMENTS - (identified cost $17,489,991) -
                               (98.96%) (a)..................................................       16,067,138
                           OTHER ASSETS LESS LIABILITIES - (1.04%)...........................          168,259
                                                                                               ---------------
                           net assets - (100%)...............................................  $    16,235,397
                                                                                               ===============

* Non income-producing security.

(a) Aggregate cost for Federal income tax purposes is $17,489,991. At March 31,
2002, unrealized appreciation (depreciation) of securities for Federal Income
Tax purposes was as follows:

                  Unrealized appreciation....................................................  $       835,847
                  Unrealized depreciation....................................................       (2,258,700)
                                                                                               ---------------
                    Net unrealized depreciation.............................................   $    (1,422,853)
                                                                                               ===============

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
STATEMENT OF ASSETS AND LIABILITIES - At March 31, 2002 (Unaudited)

==============================================================================================================

ASSETS:
     Investments in securities, at value (identified cost - $17,489,991)
     (including repurchase agreements of $484,000) (See accompanying Schedule of
     Investments).........................................................................   $      16,067,138
     Cash.................................................................................              72,309
     Receivables:
         Dividends and interest...........................................................              94,140
         Capital stock sold...............................................................               3,672
         Investment securities sold.......................................................              62,698
         From adviser.....................................................................              19,100
     Unrealized appreciation on foreign currency contracts (Note 1).......................               5,596
     Prepaid expenses.....................................................................              17,683
                                                                                             -----------------
              Total assets................................................................          16,342,336
                                                                                             -----------------

LIABILITIES:
     Payables:

         Investment securities purchased..................................................              66,369
         Capital stock redeemed...........................................................                  50
     Accrued expenses.....................................................................              36,249
     Other liabilities....................................................................               4,271
                                                                                             -----------------
              Total liabilities...........................................................             106,939
                                                                                             -----------------

NET ASSETS ...............................................................................   $      16,235,397
                                                                                             =================


NET ASSETS CONSIST OF:

     Par value of shares of capital stock.................................................   $           2,154
     Additional paid-in capital...........................................................          21,724,087
     Accumulated net investment loss......................................................             (15,389)
     Net unrealized depreciation on investments and translation of assets and
         liabilities in foreign currencies................................................          (1,421,528)
     Accumulated net realized losses from investments and foreign currency transactions...          (4,053,927)
                                                                                             -----------------
              Net assets..................................................................   $      16,235,397
                                                                                             =================

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
STATEMENT OF ASSETS AND LIABILITIES - Continued
At March 31, 2002 (Unaudited)

==============================================================================================================
     CLASS A SHARES

         Net assets.......................................................................   $      13,992,179
         Shares outstanding...............................................................           1,838,379
         Net asset value and redemption price per share...................................             $  7.61
                                                                                                       =======
         Maximum offering price per share (100/95.25 of $7.61)*...........................             $  7.99
                                                                                                       =======

     CLASS B SHARES

         Net assets.......................................................................   $       2,079,371
         Shares outstanding...............................................................             292,611
         Net asset value and redemption price per share...................................             $  7.11
                                                                                                       =======

     CLASS C SHARES

         Net assets.......................................................................   $         163,198
         Shares outstanding...............................................................              22,460
         Net asset value and redemption price per share...................................             $  7.27
                                                                                                       =======

     CLASS Y SHARES

         Net assets.......................................................................   $             649
         Shares outstanding...............................................................                  84
         Net asset value and redemption price per share...................................             $  7.73
                                                                                                       =======

* On purchases of $100,000 or more, the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
STATEMENT OF OPERATIONS - For the six months ended March 31, 2002 (Unaudited)

==============================================================================================================
INVESTMENT INCOME:
     Income:

         Dividends (Net of foreign withholding taxes of $10,144)..........................   $          77,401
         Interest.........................................................................              10,832
                                                                                             -----------------
              Total income................................................................              88,233
                                                                                             -----------------

     Expenses:
         Management fees (Note 3)......................................  $        80,234
         Custodian fees................................................           34,020
         Transfer agent fees
           Class A.....................................................            7,157
           Class B.....................................................            3,100
           Class C.....................................................              292
           Class Y.....................................................                1
         Audit fees....................................................            7,800
         Legal fees....................................................            3,442
         Accounting fees (Note 3)......................................            4,002
         Reports to shareholders.......................................           20,789
         Directors' fees and expenses..................................           16,930
         Registration and filing fees .................................           36,909
         Miscellaneous.................................................            2,460
         Payments under distribution plan (Note 4)
           Class A.....................................................            3,678
           Class B.....................................................           10,355
           Class C.....................................................            1,020
                                                                         ---------------
              Total expenses..............................................................             232,189
         Reimbursement of expenses by adviser (Note 3)....................................            (109,282)
         Expenses paid indirectly (Note 6)................................................                 (28)
                                                                                             -----------------
              Net expenses................................................................             122,879
                                                                                             -----------------
                  Net investment loss.....................................................             (34,646)
                                                                                             -----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
     Net realized gain (loss) from:
         Investment transactions..........................................................          (1,063,189)
         Foreign currency transactions....................................................              94,942
     Net decrease  in unrealized depreciation on investments and
         translation of assets and liabilities in foreign currencies......................           2,892,168
                                                                                             -----------------
              Net realized and unrealized gain on investments and foreign currency........           1,923,921
                                                                                             -----------------

                  Net increase in net assets resulting from operations....................   $       1,889,275
                                                                                             =================

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
STATEMENT OF CHANGES IN NET ASSETS

=================================================================================================================
                                                                                  SIX
                                                                              MONTHS ENDED           YEAR ENDED
                                                                             MARCH 31, 2002         SEPTEMBER 30,
                                                                               (UNAUDITED)              2001
                                                                              -------------         -------------
OPERATIONS:

     Net investment income (loss)...................................          $     (34,646)        $      45,258
     Net realized loss from investments and foreign currency
          transactions..............................................               (968,247)           (3,067,326)
     Net change  in unrealized appreciation (depreciation)
              on investments and translation of assets and
              liabilities in foreign currencies.....................              2,892,168            (6,304,837)
                                                                              -------------         -------------
              Net increase (decrease) in net assets resulting from
              operations............................................              1,889,275            (9,326,905)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Realized gains from investment transactions:
         Class A ...................................................                 -                   (386,238)
         Class B ...................................................                 -                    (68,904)
         Class C ...................................................                 -                     (4,336)
         Class Y ...................................................                 -                        (16)

CAPITAL SHARE TRANSACTIONS:

     Net increase (decrease) in net assets resulting from
         capital share transactions (Note 5)
         Class A ...................................................                   (839)           (3,520,922)
         Class B ...................................................               (245,746)             (370,102)
         Class C ...................................................                (54,601)             (236,375)
         Class Y ...................................................                 -                      3,419
                                                                              -------------         -------------

         Total increase (decrease) in net assets....................              1,588,089          (13,910,379)

NET ASSETS:

     Beginning of period............................................             14,647,308            28,557,687
                                                                              -------------         -------------
     End of period (including net investment income (loss) of
          ($15,389) and $19,257, respectively).....................           $  16,235,397         $  14,647,308
                                                                              =============         =============

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
At March 31, 2002 (Unaudited)
================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Davis International Series, Inc. (the "Company") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Company currently offers one fund, Davis International Total Return Fund (the "Fund") whose primary objective is to achieve total return through capital growth or income or both. The Fund invests principally in the common stock of foreign companies and in common stock issued by U.S. companies doing substantial business in foreign markets. The Fund offers shares in four classes, Class A, Class B, Class C and Class Y. The Class A shares are sold with a front-end sales charge, the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each Class' distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION - Portfolio securities are normally valued using current market valuations: either the last reported sales price, or in the case of securities for which there is no reported last sale, the closing bid price. Debt securities maturing in 60 days or less are usually valued at amortized cost and longer term debt securities may be valued by an independent pricing service or broker. Securities for which market quotations are not readily available and other assets are appraised at fair value as determined in good faith in accordance with methods that are authorized by the Board of Directors. Because of the difference in times of closing of markets in which the Fund's securities are traded, events affecting portfolio values that occur between the time their prices are determined and the time the Fund's shares are priced will generally not be reflected in the Fund's share price.

CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

FOREIGN CURRENCY - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from sales and maturities of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - Continued
At March 31, 2002 (Unaudited)
================================================================================
NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

FOREIGN CURRENCY - CONTINUED

Outstanding foreign currency contracts at March 31, 2002 were as follows:

                                                   Contract Amount        Valuation as of          Unrealized
Contract Description         Expiration Date           (000s)             March 31, 2002          Appreciation
--------------------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
Japanese Yen                     6/11/02             JPY 207,811            $ 1,573,031              $ 5,596

FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. As of March 31, 2002, the Fund had approximately $189,000 of capital loss carryovers available to offset future capital gains, if any, which expire in 2009. Additionally, the Fund had approximately $2,897,000 of post October losses available to offset future capital gains, if any, which will expire in 2010.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

       Purchases and sales of investment securities (excluding short-term securities) during the six months ended March 31, 2002, were $5,845,761 and $4,964,952, respectively.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - Continued
At March 31, 2002 (Unaudited)
================================================================================
NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

       Advisory fees are paid monthly to Davis Advisors (the "Adviser"), at the annual rate of 1.00% of the first $250 million of average net assets, 0.90% on the next $250 million of average annual net assets, and 0.80% of average annual net assets in excess of $500 million. Management fees paid during the period ended March 31, 2002 approximated 1.00% of average net assets.

       The Adviser is paid for registering Fund shares for sale in various states. The fee for the six months ended March 31, 2002, amounted to $6,000. State Street Bank & Trust Company ("State Street Bank") is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee for these services paid to the Adviser for the six months ended March 31, 2002, amounted to $1,598. State Street Bank is the Fund's primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Fund's custodian. The Adviser is also paid for certain accounting services. The fee amounted to $4,002 for the six months ended March 31, 2002. The Adviser has agreed to reimburse the Fund for certain expenses incurred in the current fiscal year which amounted to $109,282. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

       Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. The Fund pays no fees directly to DSA-NY.

       Fiduciary Trust Company International (the "Sub-Adviser") also acts as the Sub-Adviser of the Fund. The Sub-Adviser manages the day-to-day investment operations for the Fund. The Fund pays no fees directly to the Sub-Adviser. The Sub-Adviser receives from the Adviser 50% of the total annual investment advisory fees paid by the Fund to the Adviser.

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

CLASS A SHARES

       Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

       During the six months ended March 31, 2002, Davis Distributors, LLC, the Fund's Underwriter (the "Underwriter" or "Distributor") received $1,554 from commissions earned on sales of Class A shares of the Fund, of which $239 was retained by the Underwriter and the remaining $1,315 was re-allowed to investment dealers. The Underwriter paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

       The Underwriter is reimbursed for amounts paid to dealers as a service fee with respect to Class A shares sold by dealers which remain outstanding during the period. The service fee is reimbursed at the annual rate up to 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts for which the Underwriter pays no service fees to other firms. The service fee for Class A shares of the Fund for the six months ended March 31, 2002, was $3,678.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - Continued
At March 31, 2002 (Unaudited)
================================================================================
NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - CONTINUED
CLASS B SHARES

       Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

       The Fund pays a distribution fee to reimburse the Distributor for commission advances on the sale of the Fund's Class B shares. Payments under the Class B Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class B shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class B Distribution Plan is currently 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution-related services to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

       During the six months ended March 31, 2002, Class B shares of the Fund made distribution plan payments which included distribution fees of $7,813 and service fees of $2,542.

       Commission advances by the Distributor during the six months ended March 31, 2002, on the sale of Class B shares of the Fund amounted to $1,052, of which $1,026 was re-allowed to qualified selling dealers.

       The Distributor intends to seek payment from Class B shares of the Fund in the amount of $587,141, representing the cumulative commission advances by the Distributor on the sale of the Fund's Class B shares, plus interest, reduced by cumulative distribution fees paid by the Fund and cumulative contingent deferred sales charges paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

       A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the six months ended March 31, 2002, the Distributor received contingent deferred sales charges of $2,534 from redemptions of Class B shares of the Fund.

CLASS C SHARES

       Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase. Payments under the Class C Distribution Plan are limited to an annual rate of equal to the lesser of 1.25% of the average daily net asset value of the Class C shares or the maximum amount provided by applicable rule or regulation of the National Association of Securities Dealers, Inc., ("NASD"), which currently is 1.00%. Therefore, the effective rate of the Class C Distribution Plan is currently 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. Class C shares are subject to the same 6.25% and 1% limitations applicable to the Class B Distribution Plan.

       During the six months ended March 31, 2002, Class C shares of the Fund made distribution plan payments which included distribution fees of $765 and service fees of $255. During the six months ended March 31, 2002, the Distributor received $21,308 in contingent deferred sales charges from Class C shares of the Fund.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - Continued
At March 31, 2002 (Unaudited)
================================================================================
NOTE 5 - CAPITAL STOCK

       At March 31, 2002 the Fund had 500 million shares of capital stock ($0.001 par value per share) authorized. Transactions in capital stock were as follows:

CLASS A                                                                               SIX MONTHS ENDED
                                                                                       MARCH 31, 2002
                                                                                         (UNAUDITED)
                                                                                        -------------
                                                                                  SHARES            AMOUNT
                                                                               -----------       -----------
Shares subscribed..........................................................     1,848,820       $   13,365,795
Shares redeemed............................................................    (1,833,227)         (13,366,634)
                                                                              -----------       --------------
     Net increase (decrease)...............................................        15,593       $         (839)
                                                                              ===========       ==============


                                                                                         YEAR ENDED
                                                                                     SEPTEMBER 30, 2001
                                                                                   ---------------------
                                                                                  SHARES            AMOUNT
                                                                               -----------       -----------
Shares subscribed..........................................................    10,931,937        $  102,172,760
Shares issued in reinvestment of distributions.............................        39,620               377,577
                                                                              -----------        --------------
                                                                               10,971,557           102,550,337
Shares redeemed............................................................   (11,294,940)         (106,071,259)
                                                                              -----------        --------------
     Net decrease..........................................................      (323,383)       $   (3,520,922)
                                                                              ===========        ==============

CLASS B                                                                               SIX MONTHS ENDED
                                                                                       MARCH 31, 2002
                                                                                         (UNAUDITED)
                                                                                        ------------
                                                                                  SHARES            AMOUNT
                                                                               -----------       -----------
Shares subscribed..........................................................        32,837        $      224,890
Shares redeemed............................................................       (69,692)             (470,636)
                                                                              -----------        --------------
     Net decrease..........................................................       (36,855)       $     (245,746)
                                                                              ===========        ==============

                                                                                         YEAR ENDED
                                                                                     SEPTEMBER 30, 2001
                                                                                    --------------------
                                                                                  SHARES            AMOUNT
                                                                               -----------       -----------
Shares subscribed..........................................................        73,951        $      671,545
Share issued in reinvestment of distributions..............................         7,162                64,669
                                                                              -----------        --------------
                                                                                   81,113               736,214
Shares redeemed............................................................      (129,441)           (1,106,316)
                                                                              -----------        --------------
     Net decrease..........................................................       (48,328)       $     (370,102)
                                                                              ===========        ==============

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS - Continued
At March 31, 2002 (Unaudited)
================================================================================
NOTE 5 - CAPITAL STOCK - CONTINUED

CLASS C                                                                               SIX MONTHS ENDED
                                                                                       MARCH 31, 2002
                                                                                         (UNAUDITED)
                                                                                        -------------
                                                                                  SHARES            AMOUNT
                                                                               -----------       -----------
Shares subscribed..........................................................       12,108        $       83,181
Shares redeemed............................................................      (19,957)             (137,782)
                                                                              ----------        --------------
     Net decrease..........................................................       (7,849)       $      (54,601)
                                                                              ==========        ==============

                                                                                         YEAR ENDED
                                                                                     SEPTEMBER 30, 2001
                                                                                    --------------------
                                                                                  SHARES            AMOUNT
                                                                               -----------       -----------
Shares subscribed..........................................................     1,241,291        $   10,920,249
Shares issued in reinvestment of distributions.............................           466                 4,335
                                                                              -----------        --------------
                                                                                1,241,757            10,924,584
Shares redeemed............................................................    (1,253,719)          (11,160,959)
                                                                              -----------        --------------
     Net decrease..........................................................       (11,962)       $     (236,375)
                                                                              ===========        ==============

CLASS Y                                                                               SIX MONTHS ENDED
                                                                                       MARCH 31, 2002
                                                                                         (UNAUDITED)
                                                                                        -------------
                                                                                  SHARES            AMOUNT
                                                                               -----------       -----------
Shares subscribed .........................................................        -             $       -
Shares redeemed............................................................        -                     -
                                                                              -----------        --------------
     Net increase..........................................................        -             $       -
                                                                              ===========        ==============

                                                                                         YEAR ENDED
                                                                                     SEPTEMBER 30, 2001
                                                                                    ---------------------
                                                                                  SHARES            AMOUNT
                                                                               -----------       -----------
Shares subscribed..........................................................         1,625        $       16,008
Shares redeemed............................................................        (1,624)              (12,589)
                                                                              -----------        --------------
     Net increase..........................................................             1        $        3,419
                                                                              ===========        ==============

NOTE 6 - EXPENSES PAID INDIRECTLY

       Under an agreement with the custodian bank, custody fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $28 during the six months ended March 31, 2002.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
================================================================================
The following represents financial highlights for a share of capital stock outstanding throughout each period.

CLASS A
                                              SIX
                                         MONTHS ENDED
                                           MARCH 31,                     YEAR ENDED SEPTEMBER 30,
                                             2002          --------------------------------------------------------------
                                          (UNAUDITED)         2001         2000         1999         1998         1997
                                          -----------         ----         ----         ----         ----         ----
Net Asset Value,
    Beginning of Period...............      $  6.78         $ 11.21      $ 10.69      $  9.26      $ 11.38      $ 12.12
                                            -------         -------      -------      -------      -------      -------
Income (Loss) From
   Investment Operations

    Net Investment  Income (Loss).....        (0.01)           0.04        (0.12)         -            -            -
    Net Realized and Unrealized
      Gains (Losses)..................         0.84           (4.28)        0.64         1.43        (2.12)        0.25
                                            -------         -------      -------      -------      -------      -------
      Total From Investment
        Operations....................         0.83           (4.24)        0.52         1.43        (2.12)        0.25
                                            -------         -------      -------      -------      -------      -------
Dividends and Distributions
    Distributions from Realized
        Gains.........................          -             (0.19)         -            -            -          (0.99)
                                            -------         -------      -------      -------      -------      -------
      Total Dividends and
        Distributions.................          -             (0.19)         -            -            -          (0.99)
                                            -------         -------      -------      -------      -------      -------
Net Asset Value, End  of Period.......      $  7.61         $  6.78      $ 11.21      $ 10.69      $  9.26      $ 11.38
                                            =======         =======      =======      =======      =======      =======

Total Return (1)......................        12.24%         (38.31)%       4.86%       15.44%      (18.63)%       2.71%

Ratios/Supplemental Data

    Net Assets, End of
      Period (000 omitted)............      $13,992         $12,352      $24,067      $27,202      $26,921      $39,740
    Ratio of Expenses
      to  Average Net  Assets.........         1.37%*(2)       1.47%(2)     1.47%(2)     1.47%(2)     1.45%(2)     1.67%(2),(3)
    Ratio of Net Investment Income
        (Loss) to Average Net  Assets.        (0.27)%*         0.37%       (0.42)%       0.24%        0.13%        0.03%
     Portfolio Turnover Rate4.........           34%            100%         109%         154%          63%          97%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the six months ended March 31, 2002 and the years ended September 30, 2001, 2000, 1999, 1998, and 1997 would have been 2.73%,
     2.45%, 1.83%, 1.95%, 1.86%, and 1.93%, respectively.

(3) The ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.66% for the year ended September 30, 1997.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

*    Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
================================================================================
The following represents financial highlights for a share of capital stock outstanding throughout each period.

CLASS B                                      SIX
                                        MONTHS ENDED
                                          MARCH 31,                       YEAR ENDED SEPTEMBER 30,
                                            2002         --------------------------------------------------------------
                                         (UNAUDITED)        2001(5)      2000         1999         1998         1997
                                          ----------        ----         ----         ----         ----         ----
Net Asset Value,
    Beginning of Period.............      $  6.37         $ 10.66      $ 10.26      $  8.98      $ 11.15      $ 12.00
                                          -------         -------      -------      -------      -------      -------
Income (Loss) From
   Investment Operations
    Net Investment Loss.............        (0.10)          (0.07)       (0.24)        -           -            (0.10)
    Net Realized  and Unrealized
      Gains (Losses)................         0.84           (4.03)        0.64        1.28        (2.17)         0.24
                                          -------         -------      -------      -------      -------      -------
      Total From Investment
        Operations..................         0.74           (4.10)        0.40        1.28        (2.17)         0.14
                                          -------         -------      -------      -------      -------      -------
Dividends and Distributions
    Distributions from Realized
       Gains........................          -             (0.19)        -            -           -            (0.99)
                                          -------         -------      -------      -------      -------      -------
      Total  Dividends and
        Distributions...............          -             (0.19)        -            -           -            (0.99)
                                          -------         -------      -------      -------      -------      -------
Net Asset Value, End  of Period.....      $  7.11         $  6.37      $ 10.66      $ 10.26      $  8.98      $ 11.15
                                          =======         =======      =======      =======      =======      =======
Total Return (1)....................        11.62%         (38.99)%       3.90%       14.25%      (19.46)%       1.77%

Ratios/Supplemental Data

    Net Assets, End of
      Period (000 omitted)..........      $ 2,079         $ 2,098      $ 4,026      $ 4,636      $ 5,450      $ 8,230
    Ratio of Expenses
      to  Average Net  Assets......          2.50%*(2)       2.50%(2)     2.50%(2)   2.51%(2),(3)   2.60%(2)     2.51%(2),(3)
    Ratio of Net Investment
      Loss to Average Net  Assets...        (1.40)%*        (0.66)%      (1.45)%      (0.79)%      (1.02)%      (0.80)%
    Portfolio Turnover Rate4........           34%            100%         109%         154%          63%          97%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the six months ended March 31, 2002 and the years ended September 30, 2001, 2000, 1999, 1998, and 1997 would have been 3.87%,
     3.48%, 2.86%, 2.98%, 3.01%, and 2.98%, respectively.

(3) The ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.50% for the years ended September 30, 1999, and 1997.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(5) Per share calculations other than distributions were based on average shares outstanding for the period.

*    Annualized.

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
================================================================================
The following represents financial highlights for a share of capital stock outstanding throughout each period.

CLASS C                                    SIX                                                                 AUGUST 19, 1997
                                       MONTHS ENDED                                                          (INCEPTION OF CLASS)
                                         MARCH 31,                      YEAR ENDED SEPTEMBER 30,                    THROUGH
                                           2002          ----------------------------------------------------     SEPTEMBER 30,
                                        (UNAUDITED)       2001(5)        2000(5)         1999           1998           1997
                                          -------        -------        -------        -------        -------        -------
Net Asset Value,
    Beginning of Period............       $  6.51        $ 10.97        $ 10.53        $  9.17        $ 11.37        $ 11.50
                                          -------        -------        -------        -------        -------        -------
Income (Loss) From
   Investment Operations
    Net Investment Loss............         (0.03)         (0.06)         (0.20)           -              -            (0.02)
    Net Realized  and Unrealized
      Gains (Losses)...............          0.79          (4.21)          0.64           1.36          (2.20)         (0.11)
                                          -------        -------        -------        -------        -------        -------
      Total From Investment
         Operations.................         0.76          (4.27)          0.44           1.36          (2.20)         (0.13)
                                          -------        -------        -------        -------        -------        -------
Dividends and Distributions
    Distributions from
       Realized Gains..............          -             (0.19)           -              -              -              -
                                          -------        -------        -------        -------        -------        -------
      Total  Dividends and
         Distributions.............          -             (0.19)           -              -              -              -
                                          -------        -------        -------        -------        -------        -------
Net Asset Value, End  of Period....       $  7.27        $  6.51        $ 10.97        $ 10.53        $  9.17        $ 11.37
                                          =======        =======        =======        =======        =======        =======
Total Return (1)...................         11.67%        (39.44)%         4.18%         14.83%        (19.35)%        (1.13)%
Ratios/Supplemental Data
    Net Assets, End of
      Period (000 omitted).........        $ 163            $197           $464           $302           $256         $   61
    Ratio of Expenses
      to  Average Net  Assets......        2.50%*(2)        2.50%(2)       2.51%(2),(3)   2.52%(2),(3)   2.78%(2),(3)   2.62%*(2)
    Ratio of Net Investment
       Loss to Average Net  Assets.       (1.40)%*         (0.66)%        (1.45)%        (0.80)%        (1.19)%        (2.27)%*
     Portfolio Turnover Rate(4)....           34%            100%           109%           154%            63%            97%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the six months ended March 31, 2002, the years ended September 30, 2001, 2000, 1999, 1998 and the period ended September 30, 1997 would have been 3.86%, 3.48%, 2.86%, 2.99%, 3.19% and 3.14%, respectively.

(3) The ratio of expenses to average net assets after the reduction of expenses paid indirectly was 2.50%, 2.51% and 2.77% for the years ended September 30, 2000, 1999 and 1998, respectively.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(5) Per share calculations other than distributions were based on average shares outstanding for the period.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
================================================================================
The following represents financial highlights for a share of capital stock outstanding throughout each period.

CLASS Y                                                        SIX                                 MAY 5, 2000
                                                          MONTHS ENDED                        (INCEPTION OF CLASS)
                                                            MARCH 31,            YEAR ENDED          THROUGH
                                                              2002              SEPTEMBER 30,     SEPTEMBER 30,
                                                           (UNAUDITED)              20015             2000
                                                           -----------              ----              ----
Net Asset Value,
    Beginning of Period..........................            $  6.88              $ 11.22            $ 10.88
                                                             -------              -------            -------
Income (Loss) From
   Investment Operations
    Net Investment  Income ......................                -(6)                0.09               0.02
    Net Realized and Unrealized  Gains (Losses)..               0.85                (4.24)              0.32
                                                             -------              -------            -------
      Total From Investment
         Operations..............................               0.85                (4.15)              0.34
                                                             -------              -------            -------
Dividends and Distributions
    Distributions from Realized Gains............                -                  (0.19)               -
                                                             -------              -------            -------
      Total  Dividends and
         Distributions...........................                -                  (0.19)               -
                                                             -------              -------            -------
Net Asset Value, End  of Period..................            $  7.73              $  6.88            $ 11.22
                                                             =======              =======            =======
Total Return (1).................................              12.35%              (37.46)%             3.13%
Ratios/Supplemental Data
    Net Assets, End of
      Period ....................................            $   649              $   578            $   931
    Ratio of Expenses
      to  Average Net  Assets....................               1.37%*(2)            1.39%(2)           1.39%*(2),(3)
    Ratio of Net Investment Income
      (Loss) to Average Net  Assets..............              (0.27)%*              0.45%             (0.33)%*
     Portfolio Turnover Rate(4)..................                 34%                 100%               109%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one year.

(2) Had the Adviser not absorbed certain expenses, the ratio of expenses to average net assets for the six months ended March 31, 2002, the year ended September 30, 2001 and the period ended September 30, 2000 would have been 2.73%, 2.37% and 1.74%, respectively.

(3) The ratio of expenses to average net assets after the reduction of expenses paid indirectly was 1.38% for the period ended September 30, 2000.

(4) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(5) Per share calculations other than distributions were based on average shares outstanding for the period.

(6)  Less than $0.005 per share.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                                    DIRECTORS

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706. Each Director serves until their retirement, resignation, death or removal. Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-two (72), except that any person who was a Director on July 1, 1994, and at that date was seventy-three (73) years of age or less shall retire from the Board of Directors and cease being a Director at the close of business on the last day of the year in which the Director attains age seventy-four (74).

                                                                             NUMBER OF
                                    TERM OF                                  PORTFOLIOS IN
                                    OFFICE AND                               FUND COMPLEX
                   POSITION(S)      LENGTH OF      PRINCIPAL OCCUPATION(S)   OVERSEEN BY     OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    DURING PAST FIVE YEARS    DIRECTOR        DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

WESLEY E.          Director         director       President of Bass &            12        none stated
BASS, JR.                           since 1990     Associates (financial
(born 8/21/31)                                     consulting); formerly
                                                   First Deputy City Treasurer,
                                                   City of Chicago; and
                                                   Executive Vice President,
                                                   Chicago Title and Trust
                                                   Company (bank and trust).

MARC P. BLUM       Director         director       Chief Executive                12        Director, Mid-Atlantic Realty
(born 9/9/42)                       since 1986     Officer, World Total                     Trust (real estate investment
                                                   Return Fund, LLP; Of                     trust), Legg Mason Trust
                                                   Counsel to Gordon,                       (asset management company) and
                                                   Feinblatt, Rothman,                      Rodney Trust Company
                                                   Hoffberger and                           (Delaware); Trustee, College
                                                   Hollander, LLC (law                      of Notre Dame of Maryland,
                                                   firm).                                   McDonogh School and other
                                                                                            public charities, private
                                                                                            foundations and businesses not
                                                                                            affiliated with the Adviser and
                                                                                            that have no material
                                                                                            relationship with the Adviser
                                                                                            or the Davis Funds other than
                                                                                            that some of them are
                                                                                            shareholders in one or more of
                                                                                            the Davis Funds.

JERRY D. GEIST     Director         director       Chairman, Santa Fe             12        Director, CH2M-Hill, Inc.
(born 5/23/34)                      since 1986     Center Enterprises;                      (engineering); Member,
                                                   Chairman, Energy &                       Investment Committee for
                                                   Technology Company, Ltd.                 Microgeneration Technology
                                                   Retired Chairman and                     Fund, UTECH Funds.
                                                   President, Public
                                                   Service Company of New
                                                   Mexico.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                                                                             NUMBER OF
                                    TERM OF                                  PORTFOLIOS IN
                                    OFFICE AND                               FUND COMPLEX
                   POSITION(S)      LENGTH OF      PRINCIPAL OCCUPATION(S)   OVERSEEN BY     OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    DURING PAST FIVE YEARS    DIRECTOR        DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS-CONTINUED

D. JAMES GUZY      Director         director       Chairman, PLX                   12        Director, Intel Corp.
(born 3/7/36)                       since 1982     Technology, Inc.                          (semi-conductor
                                                   (semi-conductor                           manufacturer), Cirrus Logic
                                                   manufacturer).                            Corp. (semi-conductor
                                                                                             manufacturer), Alliance
                                                                                             Technology Fund (a mutual
                                                                                             fund), Micro Component
                                                                                             Technology, Inc.
                                                                                             (micro-circuit handling and
                                                                                             testing equipment
                                                                                             manufacturer), Novellus
                                                                                             Systems, Inc. (semi-conductor
                                                                                             manufacturer) and
                                                                                             LogicVision, Inc.
                                                                                             (semi-conductor software
                                                                                             company).

G. BERNARD         Director         director       Managing General                12        none stated
HAMILTON                            since 1978     Partner, Avanti
(born 3/18/37)                                     Partners, L.P.
                                                   (investment
                                                   partnership).

THEODORE B.        Director         director       Chairman, President and         12        Trustee, Deputy Mayor and
SMITH, JR.                          since 2001     CEO of John Hassall,                      Commissioner of Public
(born 12/23/32)                                    Inc. (fastener                            Services for the Incorporated
                                                   manufacturing);                           Village of Mill Neck.
                                                   Managing Director, John
                                                   Hassall, Ltd.;
                                                   Chairman, John Hassall
                                                   Japan, Ltd.; Chairman
                                                   of Cantrock Realty;
                                                   Chairman of McCallum
                                                   Die (tool and die).

CHRISTIAN R.       Director         director       General Partner of              12        none stated
SONNE                               since 1990     Tuxedo Park Associates
(born 5/6/36)                                      (land holding and
                                                   development firm);
                                                   President and Chief
                                                   Executive Officer of
                                                   Mulford Securities
                                                   Corporation (private
                                                   investment fund) until
                                                   1990; formerly Vice
                                                   President of Goldman
                                                   Sachs & Co. (investment
                                                   banking).

MARSHA WILLIAMS    Director         director       Chief Administrative            16        Director of the Selected
(born 3/28/51)                      since 1999     Officer of Crate &                        Funds (consisting of four
                                                   Barrel (home                              portfolios); Director, Modine
                                                   furnishings retailer);                    Manufacturing, Inc. (heat
                                                   former Vice President                     transfer technology);
                                                   and Treasurer, Amoco                      Director, Chicago Bridge &
                                                   Corporation (oil & gas                    Iron Company, N.V.
                                                   company).                                 (industrial construction and
                                                                                             engineering).

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                              DIRECTORS - CONTINUED

                                                                             NUMBER OF
                                    TERM OF                                  PORTFOLIOS IN
                                    OFFICE AND                               FUND COMPLEX
                   POSITION(S)      LENGTH OF      PRINCIPAL OCCUPATION(S)   OVERSEEN BY     OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    DURING PAST FIVE YEARS    DIRECTOR        DIRECTOR
----------------------------------------------------------------------------------------------------------------------------

INSIDE DIRECTORS*

JEREMY H. BIGGS    Director/        director       Vice Chairman, Head of          12        Director of the Van Eck/Chubb
(born 8/16/35)     Chairman         since 1994     Equity Research                           Funds (consisting of six
                                                   Department, Chairman of                   portfolios, mutual fund
                                                   U.S. Investment Policy                    investment adviser).
                                                   Committee and Member of
                                                   the International
                                                   Investment Committee,
                                                   all for Fiduciary Trust
                                                   Company International
                                                   (money management firm)
                                                   Consultant to Davis
                                                   Selected Advisers, L.P.

ANDREW A. DAVIS    Director         director       President or Vice               16        Director of the Selected
(born 6/25/63)                      since 1997     President of each Davis                   Funds (consisting of four
                                                   Fund and Selected Fund;                   portfolios).
                                                   President, Davis
                                                   Selected Advisers, L.P.
                                                   and also serves as an
                                                   executive officer in
                                                   certain companies
                                                   affiliated with the
                                                   Adviser.

CHRISTOPHER C.     Director         director       Chief Executive                 16        Director of the Selected
DAVIS                               since 1997     Officer, President or                     Funds (consisting of four
(born 7/13/65)                                     Vice President of each                    portfolios);  Director, Kings
                                                   Davis Fund and Selected                   Bay Ltd. (offshore investment
                                                   Fund; Chairman and                        management company).
                                                   Chief Executive
                                                   Officer, Davis Selected
                                                   Advisers, L.P., and
                                                   also serves as an
                                                   executive officer in
                                                   certain companies
                                                   affiliated with the
                                                   Adviser, including sole
                                                   member of the Adviser's
                                                   general partner, Davis
                                                   Investments, LLC;
                                                   Employee of Shelby
                                                   Cullom Davis & Co.
                                                   (registered
                                                   broker/dealer).

* Jeremy H.  Biggs,  Andrew A. Davis and  Christopher  C. Davis own shares of the Adviser and are  considered  to be  "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

DAVIS INTERNATIONAL SERIES, INC.
DAVIS INTERNATIONAL TOTAL RETURN FUND
2949 East Elvira Road, Tucson, Arizona 85706
================================================================================

               DIRECTORS                      OFFICERS
               Wesley E. Bass, Jr.            Jeremy H. Biggs
               Jeremy H. Biggs                    Chairman
               Marc P. Blum                   Christopher C. Davis
               Andrew A. Davis                    President
               Christopher C. Davis           Andrew A. Davis
               Jerry D. Geist                     Vice President
               D. James Guzy                  Kenneth C. Eich
               G. Bernard Hamilton                Vice President
               Theodore B. Smith, Jr.         Sharra L. Reed
               Christian R. Sonne                 Vice President, Treasurer
               Marsha Williams                    & Assistant Secretary
                                              Thomas D. Tays
                                                  Vice President & Secretary

INVESTMENT ADVISER

Davis Selected Advisers, L.P. (doing business as "Davis Advisors") 2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
1-800-279-0279

DISTRIBUTOR

Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

TRANSFER AGENT & CUSTODIAN

State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL

D'Ancona & Pflaum, LLC
111 E. Wacker Drive
Suite 2800
Chicago, Illinois 60601-4205

AUDITORS

KPMG LLP

707 Seventeenth Street
Suite 2300
Denver, Colorado 80202

================================================================================
FOR MORE INFORMATION ABOUT DAVIS INTERNATIONAL SERIES, INC., DAVIS INTERNATIONAL TOTAL RETURN FUND, INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-279-0279.
================================================================================

                                                Davis Advisors
                                                2949 East Elvira Road
                                                Suite 101
                                                Tucson, AZ 85706
                                                1-800-279-0279










DAVIS FUNDS
OVER 30 YEARS OF RELIABLE INVESTING